Exhibit 99

                              EMPLOYMENT AGREEMENT
                              --------------------

      THIS AGREEMENT is entered into this 22nd day of October, 2005 (the "Effective Date") by and between A. J. Smith Federal Savings Bank (the "Bank"), a corporation organized under the laws of the State of Illinois, with its office at 14757 S. Cicero Avenue, Midlothian, Illinois, and Lyn G. Rupich (the "Employee"). Any reference to the "Company" herein shall refer to AJS Bancorp, Inc., the holding company of the Bank.

      WHEREAS, the Employee is currently employed as the President of the Bank and the Company; and

      WHEREAS, the Board of Directors of the Bank and the Employee believe it is in the best interests of the Bank to enter into and employment agreement (the "Agreement") in order to reinforce and reward the Employee for her service and dedication to the continued success of the Bank; and

      WHEREAS, the parties hereto desire by this writing to set forth the terms of the continuing employment relationship of the Bank and the Employee.

      NOW, THEREFORE, it is AGREED as follows:

      1. Employment.  During the term of her employment hereunder,  the Employee
         ----------
shall serve as the President/Chief Operating Officer of the Bank. The Employee shall render such administrative and management services for the Bank as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Bank. The Employee's other duties shall be such as the Board of Directors (the "Board") of the Bank may from time to time reasonably direct, including normal duties as an officer of the Bank.

      2. Base Compensation.  The Bank agrees to pay the Employee during the term
         -----------------
of this Agreement a salary at the rate of one hundred thirty thousand dollars and 00/100 Dollars ($130,000) per annum (the "Base Salary"). The Board shall review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase (but not decrease) her Base Salary. Any such increase in the Base Salary shall become the Base Salary for all purposes under this Agreement. Such Base Salary shall be payable in cash no less frequently than monthly (the monthly amount shall be referred to as the "monthly Base Salary") or in accordance with the normal payroll practices of the Bank, as such may be changed from time to time. The Employee shall share in normal salary increases at a rate not less, but may be more, than the higher of the senior management employees average percentage increases or the average of all employees percentage increases afforded to all employees of the Bank. In both cases indicated above, the averages are exclusive of the percentage increase afforded to the CEO. Notwithstanding the foregoing, following a Change in Control (as defined in Section 10(a)(3) of this Agreement), the Board shall continue to annually review the rate of the Employee's Base Salary, and shall increase said rate of Base Salary by a percentage which is not less than the average annual percentage increase in Base Salary that the Employee received over the three calendar years immediately preceding the year in which the Change in Control occurs.

      3. Discretionary  Bonuses.  The Employee shall participate in an equitable
         ----------------------
manner with all other senior management employees of the Bank in discretionary bonuses that the Board may award from time to time to the Bank's senior management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses. If such discretionary bonuses are awarded to senior management, Employee's bonus shall not be less than 10% of the Employee's then current base salary. In addition, if such discretionary bonuses are no longer awarded to the senior management, but pre-written, incentive bonuses are afforded to any senior management, then such incentive bonus shall also be offered to the Employee at an amount or percentage not less than the average amount or percentages afforded to all senior management, inclusive of the bonus awarded to CEO. Notwithstanding the foregoing, following a Change in Control, the Employee shall receive discretionary bonuses that are made no less frequently than, and in annual amounts not less than, the average annual discretionary bonuses paid to the Employee during each of the three calendar years immediately preceding the year in which such Change in Control occurs.

      4. Benefit Plans and Expenses.
         --------------------------

         (a)  Participation in Retirement,  Medical and Other Plans.  During the
              -----------------------------------------------------
term of this Agreement, the Employee shall participate in any plan that the Bank maintains for the benefit of its employees if the plan relates to (1) pension, profit-sharing, or other retirement benefits, or (ii) medical insurance or the reimbursement of medical or dependent care expenses.

         (b) Employee  Benefits;  Expenses.  The  Employee  shall be eligible to
             -----------------------------
participate in any fringe benefits which are or may become available to the Bank's senior management employees, including for example: any stock option or incentive compensation plans, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. In addition, during the term of this Agreement, the Bank shall provide Employee with an automobile suitable to her position as President and Chief Operating Officer of the Bank. At the time of execution of this Agreement, the Executive is leasing an automobile and the Bank has agreed to make the lease payments for the duration of the lease period. Following the expiration of the lease period, the Bank shall either purchase or lease (in the name of the Bank) a new automobile of similar quality for the use of Executive. The Bank shall reimburse the Employee for her reasonable out-of-pocket expenses incurred in connection with the performance of her duties under this Agreement upon substantiation of such expenses, in accordance with the policies of the Bank.

      5. Term.  The Bank hereby  employs the Employee,  and the Employee  hereby
         ----
accepts such employment under this Agreement, for the period commencing on the Effective Date and ending thirty-six months thereafter (or such earlier date as is determined in accordance with Section 9). Additionally, on each annual anniversary date from the Effective Date, the Employee's term of employment shall be extended for an additional one-year period beyond the then effective expiration date, provided the Board determines in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this


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

Agreement shall be extended. Only those members of the Board of Directors who have no personal interest in this Employment Agreement shall discuss and vote on the approval and subsequent renewal of this Agreement.

      6. Loyalty: Noncompetition.
         -----------------------

         (a) During the period of her employment hereunder and except for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote all her full business time and attention to the performance of her duties hereunder; provided, however, from time to time, the Employee may serve on the boards of directors of, and hold any other offices or positions in, companies or organizations, which will not present any conflict of interest with the Bank or any of its subsidiaries or affiliates, or unfavorably affect the performance of the Employee's duties pursuant to this Agreement, or will not violate any applicable statute or regulation. During the term of her employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Bank, or be gainfully employed in any other position or job other than as provided above.

         (b) Nothing contained in this Paragraph 6 shall be deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Bank, or, solely as a passive or minority investor, in any business.

      7.  Standards.  The Employee shall perform her duties under this Agreement
          ---------
in accordance with such reasonable standards as the Board may establish from time to time. The Bank will provide the Employee with the working facilities and staff customary for similar executives and necessary for her to perform her duties.

      8. Vacation,  Sick and Other Leave. At such reasonable  times as the Board
         -------------------------------
shall in its discretion permit, the Employee shall be entitled, without loss of pay, to absent herself voluntarily from the performance of her employment under this Agreement, all such voluntary absences to count as vacation time, provided that:

         (a) The Employee shall be entitled to an annual vacation in accordance with the policies that the Board periodically establishes for senior management employees of the Bank. The Employee shall not receive any additional compensation from the Bank on account of her failure to take vacation leave, and the Employee shall not accumulate unused vacation leave from one fiscal year to the next, except to the extent authorized by the Board.

         (b) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board. In the event any sick leave benefit shall not have been used during any year, such leave shall not accrue to subsequent years, except to the extent authorized by the Board.

         (c) In addition to the aforesaid paid vacations, the Employee shall be entitled, without loss of pay, to absent herself voluntarily from the performance of her employment with the Bank for such additional periods of time and for such valid and legitimate reasons as the Board may in its discretion determine. Further, the Board may grant to the Employee a leave or


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

leaves of absence, with or without pay, at such time or times and upon such terms and conditions as such Board in its discretion may determine.

      9.  Termination and  Termination  Pay.  Subject to Section 10 hereof,  the
          ---------------------------------
Employee's   employment   hereunder  may  be  terminated   under  the  following
circumstances:

         (a)  Death.  The  Employee's  employment  under  this  Agreement  shall
              -----
terminate upon her death during the term of this Agreement, in which event the Employee's beneficiary or beneficiaries, or her estate, shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which her death occurred. Notwithstanding any provision of this Agreement to the contrary, in the event that the Employee dies while employed by the Bank, the Bank shall pay the Employee's beneficiary or beneficiaries, or her estate, the Employee's Base Salary then in effect pursuant to Section 2 hereof for a period of one (1) year from the date of the Employee's death.

         (b) Disability.
             ----------

            (1) In the event of the disability (as hereinafter defined) of the Employee, the Bank shall continue to pay the Employee the monthly Base Salary in
Section 2 hereof during the period of her disability, provided, however, that in the event the Employee is disabled for a continuous period exceeding twelve (12) calendar months, the Bank may, at its election, terminate the Agreement, in which event the Employee shall be entitled to receive the benefits described in
Section 9(b)(2) hereof.

      As used in this Agreement, the term "disability" shall mean the complete inability of the Employee to perform her duties under this Agreement as determined by an independent physician selected with the approval of the Bank and the Employee.

            (2) The Bank shall pay to the Employee a monthly disability benefit equal to fifty (50) percent of her monthly Base Salary at the time she became disabled. Payment of such disability benefit shall commence on the last day of the month following the month for which the final payment under Section 9(b)(1) was made, and cease on the earliest of the month in which the Employee (1) dies,
(ii) attains age 65, or (iii) returns to full-time employment with the Bank.

            (3) Any amounts payable under Sections 9(b)(1) or 9(b)(2) hereof shall be reduced by any amounts paid to the Employee under any other disability program maintained by the Bank.

            (4) During the period the Employee is entitled to receive payments under Section 9(b)(1) and 9(b)(2) hereof, the Employee shall, to the extent that she is physically and mentally able to do so, furnish information and assistance to the Bank, and, in addition, upon reasonable request in writing on behalf of the Board, or an executive officer designated by such Board, from time to time, make herself available to the Bank to undertake reasonable assignments consistent with the dignity, importance and scope of her prior position and her physical and mental health. During such period of service, the Employee shall be responsible


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

and report to, and be subject to the supervision of, the Board or an executive officer designated by the Board, as to the method and manner in which she shall perform such assignments, subject always to the provisions of this Section 9(b)(4), and shall keep such Board or such executive officer appropriately informed of her progress in each such assignment.

         (c) Just  Cause.  The Board  may,  by written  notice to the  Employee,
             -----------
immediately terminate her employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall mean termination because of, in the good faith determination of the Board, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. Any stock options or restricted stock awards granted to the Employee under any stock plan of the Bank, the Company or any subsidiary or affiliate thereof, shall become null and void effective upon the Employee's receipt of notice of termination for Just Cause pursuant to section 9 hereof, and shall not be exercisable by the Employee at any time subsequent to such termination for Just Cause.

         (d) Without Just Cause; Constructive Discharge.
             ------------------------------------------

            (1) The Board may, by written notice to the Employee, immediately terminate her employment at any time for a reason other than Just Cause, in which event the Employee, or in the event of her subsequent death, her beneficiary or beneficiaries, or her estate, as the case may be, as severance pay or liquidated damages, or both, shall be entitled to receive an amount equal to one and one-half (1 1/2) times (the "Multiplier") the sum of (i) her Base Salary provided pursuant to Section 2 hereof, and (ii) the highest rate of bonus awarded to the Employee, pursuant to Section 3 hereof, at any time during the prior three years. In addition, the Bank shall cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank for the Employee prior to her termination, for eighteen
(18) months (the "Period") from the date of termination. The Employee shall also be entitled to a lump sum payment in an amount equal to the present value of the Bank's contributions that would have been made on the Employee's behalf under the Bank's tax-qualified retirement plans (including the 401(k) Plan, the profit sharing plan and the employee stock ownership plan) if she had continued working for the Bank for a eighteen (18) month period following her termination of employment, earning the Base Salary that would have been achieved during the remaining unexpired term of this Agreement and making the maximum amount of employee contributions permitted, if any, under such plans. Upon an event of termination at any time for a reason other than Just Cause, the Employee will vest on the date of termination of employment in any outstanding unvested stock options or shares of restricted stock of the Company that have been awarded to her. Notwithstanding anything to the contrary herein, the Multiplier and the Period of payment of continued life, medical, dental and disability coverage shall be reviewed annually by the Board and the Board, in its sole discretion, may increase (but not decrease) the Multiplier and the Period in one-half percent (1/2%) and in six month increments, respectively, All amounts payable to the Employee in cash shall be paid in one lump sum (adjusted to reflect the present value of such accelerated payment) within thirty (30) days of such termination (or if Section 409A of the Internal Revenue Code ("Code") applies, on the first day of the seventh month following the Employee's termination of employment). Notwithstanding the foregoing, in the event such termination occurs after a Change in Control and within the time period set forth in Section 10(a)(1) hereof, the benefits and compensation provided for in that Section 10 shall apply.

            (2) The Employee may voluntarily terminate her employment under this
Agreement within ninety (90) days following the occurrence of an event which constitutes "Constructive Discharge", and shall thereupon be entitled to receive the compensation and benefits payable under Section 9(d)(1) hereof (unless such voluntary termination occurs following a Change in Control as set forth under
Section  10(b) in which event the  benefits  and  compensation  provided  for in
Section 10 shall apply). For purposes of this Section 9, a Constructive Discharge shall include the occurrence of any of the following events which has not been consented to in advance in writing by the Employee: (1) the requirement that the Employee move her personal residence, or perform her principal executive functions, more than thirty-five (35) miles from her primary office;
(ii) a material reduction in the Employee's base compensation; (iii) the failure to increase the Employee's Base Salary or to pay the Employee discretionary bonuses pursuant to Sections 2 and 3 of this Agreement; (iv) the failure by the Bank to continue to provide the Employee with compensation and benefits provided for under this Agreement, as the same may be increased from time to time, or with benefits substantially similar to those provided to her under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Bank which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by her; (v) the requirement that the Employee report directly to a person or persons other than the Board; (vi) the assignment to the Employee of duties and responsibilities materially different from those normally associated with her position as referenced at Section 1; (vii) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with her employment with the Bank.

            (3) Notwithstanding the foregoing, but only to the extent required under federal banking law, the amount payable under clause (d)(1) hereof shall be reduced to the extent that on the date of the Employee's termination of employment, the present value of the benefits payable thereunder exceeds the limitation on severance benefits that is set forth in Section 310 of the Regulatory Handbook of the Office of Thrift Supervision, as in effect on the Effective Date. In the event that Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") becomes applicable to payments made under this
Section 9(d), and the payments exceed the "Maximum Amount" as defined in Section 10(a)(2) hereof, the payments shall be reduced in accordance with Section 10(a)(2) of this Agreement.

         (e) Termination or Suspension Under Federal Law.
             -------------------------------------------

            (1) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order. No such order shall affect the vested rights of the parties.


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

            (2) If the Bank is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

            (3) All obligations under this Agreement shall terminate, except to the extent that continuation of this Agreement is necessary for the continued operation of the Bank: (1) by the Director of the Office of Thrift Supervision ("Director of OTS"), or his designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of FDIA; or (ii) by the Director of the OTS, or his designee, at the time that the Director of the OTS, or his designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

            (4) If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Bank's affairs, the Bank's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall (1) pay the Employee all or part of the compensation withheld while its contract obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

         (f) Voluntary Termination by Employee. Subject to Sections 9(d)(2) and 10 hereof, the Employee may voluntarily terminate employment with the Bank during the term of this Agreement, upon at least sixty (60) days' prior written notice to the Board of Directors, in which case the Employee shall receive only her compensation, vested rights (including continuing group health benefits as provided in Section 4(a) hereof) and employee benefits up to the date of her termination.

      10. Change in Control.
          -----------------

         (a) Change in Control; Involuntary Termination.
             ------------------------------------------

            (1) Notwithstanding any provision herein to the contrary, if the Employee's employment under this Agreement is terminated by the Bank, without the Employee's prior written consent and for a reason other than Just Cause, in connection with or within twelve (12) months after any Change in Control of the Bank or the Company, the Employee shall, subject to paragraph (2) of this
Section 10(a), be paid an amount equal to three (3) times the sum of (i) the Employee's Base Salary provided pursuant to Section 2 hereof, as in effect on the date of such Change in Control, and (ii) the highest rate of bonus awarded to the Employee at any time during the prior three years. In addition, the Bank shall cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank for the Employee prior to her termination, for a period of thirty-six months from the date of termination. The Employee shall also be entitled to a lump-sum payment in an amount equal to the present value of the Bank's contributions that would have been made


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

on the Employee's behalf under the Bank's tax-qualified retirement plans (including the 401(k) Plan, the profit sharing plan and the employee stock ownership plan) if she had continued working for the Bank for a thirty-six (36) month period following her termination of employment, earning the Base Salary that would have been achieved during the remaining unexpired term of this Agreement and making the maximum amount of employee contributions permitted, if any, under such plans. Upon termination of employment following a Change in Control, the Employee will immediately vest in any outstanding unvested stock options or shares of restricted stock of the Company that have been awarded to her. All amounts payable to the Employee in cash shall be paid in one lump sum (adjusted for the present value of such accelerated payment) within thirty (30) days of such termination (or if Section 409A of the Internal Revenue Code ("Code") applies, on the first day of the seventh month following the Employee's termination of employment).

            (2) Notwithstanding the foregoing paragraph (a)(1), in the event that the Bank's independent accountants determine that the total payments receivable under Section 10(a)(1) hereof, when added to any other payments contingent on a Change in Control of the Bank or the Company, exceed 2.999 times the Employee's "base amount" as defined in Section 280G(b)(3) of the Code and regulations promulgated thereunder (the "Maximum Amount"), then such payments shall be reduced to avoid an "excess parachute payment", as defined in Section 280G(b)(1) of the Code. The Employee shall determine which and how much, if any, of the payments to which she is entitled shall be eliminated or reduced so that the total payments to be received by the Employee do not exceed the Maximum Amount. If the Employee does not make her determination within ten business days after receiving a written request from the Bank, the Bank may make such determination, and shall notify the Employee promptly thereof. Within five business days of the earlier of the Bank's receipt of the Employee's determination pursuant to this paragraph or the Bank's determination in lieu of a determination by the Employee, the Bank shall pay to or distribute to or for the benefit of the Employee such amounts as are then due the Employee under this Agreement.

            (3) The term "Change in Control" shall mean an event of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Company's Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause


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

(b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding anything in this paragraph to the contrary, a change in control shall not be deemed to have occurred in the event of a conversion of the Company's or the Bank's mutual holding company to stock form, or in connection with any reorganization used to effect such a conversion.

         (b) Change in Control; Voluntary Termination. Notwithstanding any other provision of this Agreement to the contrary, but subject to Sections 10(a)(2), 10(c), and 10(e) hereof, the Employee may voluntarily terminate her employment under this Agreement within ninety (90) days following a Change in Control as defined in paragraph (a)(3) of this Section 10, and the Employee shall thereupon be entitled to receive the payment described in Section 10(a) of this Agreement. Alternatively, the Employee may voluntarily terminate her employment under this Agreement if, within twelve (12) months following such Change in Control of the Bank or the Company, an event constituting a Constructive Discharge shall occur. If an event constituting a Constructive Discharge shall occur, the Employee shall be entitled to voluntarily terminate employment within ninety (90) days of such Constructive Discharge and shall be entitled to the payments and benefits set forth in Section 10(a) hereof. For purposes of this Section 10, a Constructive Discharge includes any of the following events which has not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move her personal residence, or perform her principal executive functions, more than thirty-five (35) miles from her primary office as of the date of the Change in Control; (ii) a material reduction in the Employee's base compensation as in effect on the date of the Change in Control or as the same may be changed by mutual agreement from time to time; (iii) the failure to increase the Employees Base Salary or to pay the Employee discretionary bonuses pursuant to Sections 2 and 3 of this Agreement; (iv) the failure by the Bank to continue to provide the Employee with compensation and benefits provided for under this Agreement, as the same may be increased from time to time, or with benefits substantially similar to those provided to her under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Bank which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by her at the time of the Change in Control; (v) the requirement that the Employee report directly to a person or persons other than the Board; (vi) the assignment to the Employee of duties and responsibilities materially different from those normally associated with her position as referenced at Section 1; (vii) a failure to elect or reelect the Employee to the Board of Directors of the Bank, if the Employee is serving on the Board on the date of the Change in Control; (viii) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with her employment with the Bank.

         (c) Compliance with 12 U.S.C. Section 1828(k). Any payments made to the
             -----------------------------------------
Employee  pursuant  to  this  Agreement,  or  otherwise,   are  subject  to  and
conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

         (d) Trust.
             -----

            (1) Within five business days before or after a Change in Control (as defined in Section 10(a) of this Agreement) which was not approved in advance by a resolution of a majority of the members of the Incumbent Board, the Bank shall (i) deposit, or cause to be deposited, in a grantor trust (the "Trust") substantially in the form described in Revenue Procedure 92-64, as issued by the Internal Revenue Service and as amended or superseded thereby, an amount equal to 2.99 times the Employee's "base amount" as defined in Section 280G(b)(3) of the Code, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust.

            (2) During the twelve (12) consecutive month period following the date on which the Bank makes the deposit referred to in the preceding paragraph, the Employee may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Employee an amount designated in the notice as being payable pursuant to Section 10(a) or (b). Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail return receipt requested. On the tenth (10th) business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Employee pursuant to Section 10(a) or (b) hereof, and the party responsible for the payment of the costs of such arbitration (which may include any reasonable legal fees and expenses incurred by the Employee) shall be determined by the arbitrator. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making her determination. The parties and the trustee shall be bound by the results of the arbitration and, within 3 days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

         (e) Regulatory Limitation.  Notwithstanding the foregoing,  but only to
             ---------------------
the extent required under federal banking law, the amount payable under Subsections (a) and (b) of this Section 10 shall be reduced to the extent that on the date of the Employee's termination of employment, the amount payable under Subsection (a) or (b) of this Section 10 exceeds the limitation on severance benefits that is set forth in Section 310 of the Regulatory Handbook of the Office of Thrift Supervision, as in effect on the Effective Date.

         (f) In the event that any dispute arises between the Employee and the Bank as to the terms or interpretation of this Agreement, including this Section 10, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to enforce the terms of this Section 10 or to defend against any action taken by the Bank, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee shall obtain a final judgment by a court of competent jurisdiction in favor of the Employee. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Employee.

      11. Federal Income Tax Withholding.  The Bank may withhold all Federal and
          ------------------------------
State income or other taxes from any benefit payable under this Agreement as shall be required pursuant to any law or government regulation or ruling.

      12. Successors and Assigns.
          ----------------------

         (a) Bank. This Agreement shall not be assignable by the Bank,  provided
             ----
that this Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank.

         (b) Employee. Since the Bank is contracting for the unique and personal
             --------
skills of the Employee, the Employee shall be precluded from assigning or delegating her rights or duties hereunder without first obtaining the written consent of the Bank; provided, however, that nothing in this paragraph shall preclude (1) the Employee from designating a beneficiary to receive any benefit payable hereunder upon her death, or (ii) the executors, administrators, or other legal representatives of the Employee or her estate from assigning any rights hereunder to the person or persons entitled thereunto.

         (c) Attachment. Except as required by law, no right to receive payments
             ----------
under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to exclusion, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

      13.  Amendments.  No  amendments or additions to this  Agreement  shall be
           ----------
binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

      14.  Applicable  Law.  Except to the extent  preempted by Federal law, the
           ---------------
laws of the State of Illinois shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

      15.  Severability.  The  provisions  of this  Agreement  shall  be  deemed
           ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

      16. Entire Agreement.  This Agreement,  together with any understanding or
          ----------------
modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto, and shall completely supersede any prior agreements between the parties).

      17. Subject to Office of Thrift Supervision.  This Agreement is subject to
          ---------------------------------------
and conditioned upon any required review or approval by the Office of Thrift Supervision or any other applicable regulatory agency or authority.


      [signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.



ATTEST:                                      A. J. SMITH FEDERAL SAVINGS BANK

/s/ Donna Manuel                                  By:/s/Thomas R. Butkus
------------------                                ----------------------
Secretary                                         Thomas R. Butkus, Chairman and
                                                  Chief Executive Officer



WITNESS:                                     EXECUTIVE:

/s/ Roger Aurelio                                 /s/ Lyn G. Rupich
------------------                                -----------------
Roger Aurelio                                     Lyn G. Rupich, President